SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-KA

CURRENT REPORT

PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 29, 2013

IRON HORSE CLOTHING CORPORATION

( formerly E C CONSULTING INTERNATIONAL, INC.)

(Exact name of Registrant as specified in its charter)

Nevada	333-183011	27-2997331
(State or other jurisdiction of incorporation or organization)	(Commission File number)	(IRS Employer Identification No.)

1012 Main Street, Suite 104, Ramona, CA 92065

(Address of principal executive offices) (Zip Code)

760-788-6274

(Registrant’s Telephone Number, Including Area Code)

432 Maple Street, Bldg-B, Suite 10

Ramona, CA 92065

Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “seeks,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, the factors described in the section captioned “Risk Factors” below. Given these uncertainties, you should not place undue reliance on these forward-looking statements.  Such statements may include, but are not limited to, information related to: anticipated operating results; licensing arrangements; relationships with our customers; consumer demand; financial resources and condition; changes in revenues; changes in profitability; changes in accounting treatment; cost of sales; selling, general and administrative expenses; interest expense; the ability to secure materials and subcontractors; the ability to produce the liquidity or enter into agreements to acquire the capital necessary to continue our operations and take advantage of opportunities; legal proceedings and claims.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Item 2.01 Completion of Acquisition or Disposition of Assets

USE OF CERTAIN DEFINED TERMS

Except as otherwise indicated by the context, references in this report to “we,” “us,” “our,” “our Company,” or “the Company” are to the business of E C Consulting International, Inc.

In addition, unless the context otherwise requires and for the purposes of this report only:

“EC” or the “Company” refers to E C Consulting International, Inc., a Nevada corporation;

“Iron Horse” refers to The Iron Horse Clothing Corporation, a Delaware corporation.

See the Report filed on Form 8-K on September 4, 2013 which describes the Share Exchange Agreement by and among (i) EC (ii) Iron Horse, and (iii) the shareholders of Iron Horse, pursuant to which the holders of 100% of the outstanding units of Iron Horse transferred to the Company all of the outstanding shares of Iron Horse in exchange for the issuance of 1,950,000 shares (the “Shares”) of the Company’s common stock (such transaction, the “Share Exchange”). That 8-K also describes the Spinoff Agreement under which we agreed to sell all of our assets relating to our seminar business in exchange for all of the liabilities specifically associated with the seminar business and the return by Dr. and Mrs. Gehret of 25,000,000 shares of EC common stock.

On September 30, 2013, the Company changed its name to Iron Horse Clothing Corporation and increased the number of authorized common shares to 250,000,000. It will also issue a 33 for 1 forward stock split, after which there will be 103,950,000 common shares outstanding.

Accounting Treatment

The merger was accounted for as a reverse acquisition and recapitalization. Iron Horse is the acquirer for accounting purposes, and EC is the issuer. Accordingly, Iron Horse’s' historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares issued in the merger. Reported operations prior to the merger will be those of Iron Horse. No EC operating results from prior to the merger date will be included in reported financial statements of operations. Earnings per share for the period prior to the merger are restated to reflect the equivalent number of shares outstanding.

FORM 10 DISCLOSURE

Iron Horse was founded in 2009 and is based in Ramona, CA. Mark Wentura, the founder and president of Iron Horse, believed that there was a the market for contract manufacturing of and marketing fashion denim apparel and accessories. Thus the Iron Horse brand has been designed for the active consumer.

The product line has been developed using experienced consultants to design a product line intended to be fashionable and sell at a price point to attract many potential buyers. Iron Horse sources contract manufacturing of, sells and distributes denim jeans, knit tops and leather accessories currently to the western and main street lifestyle, with plans to expand into work wear and motorcycle markets.

Iron Horse identifies vendors by using two outside consultants who have been known to Iron Horse’s president for over 20 years. Iron Horse requests these consultants to do various due diligence with respect to likely vendors followed by a request for product sampling. If the samples are acceptable, Iron Horse attempts to negotiate pricing which locks in prices for a six month increment. Typical payments are made as 35% down at the time of order, 35% on completion of order and 30% after goods are delivered. Payments are made by letter of credit or wire transfers.

Iron Horse’s primary contract manufacturers are:

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Blue Saigon – Adult Jeans and Tops

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Diamond Garments – Adult Jeans

•

Caguoxing Garments – Little Girl Jeans

•

Chaoyueco – Belts

•

Yiwu Vocheng  Limited – Jewelry

The vendors are located in Vietnam and China. There are no formal written agreements with any vendors. All purchases are done with standard purchase orders and are generally billed in US dollars.

The majority of Iron Horse’s sales come from our existing customer network of 500 retail specialty customers. We plan on adding approximately 100 to 150 new customers each year. From a sales and marketing aspect going forward, the Company’s business strategy is to implement a four prong approach to growing and promoting its brand and business. Iron Horse cannot predict the timing or likelihood of raising sufficient resources to implement all steps of the plan described below.

The primary planned steps are:

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Increased sales distribution

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Improving trade awareness

•

Building consumer awareness

•

Innovative niche value added product category offerings

The plan to increase sales distribution will utilize the following sales tools:

•

Increase in the number of independent sales representation for both western and main stream retail

•

Supplementary outbound tele-sales programs by customer service specialists

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Added regional sales managers (RSM) to manage retail accounts and oversee independent rep sales objectives

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Trade incentives through direct mail and e-blast lead services

•

Expanded selling efforts on main street retail trade, children’s retail, work wear outlets, ecommerce expansion and selective department store alliances

The plan to improve trade awareness will be deployed through a variety of strategies and tactics which will make use of the following tools:

•

Physical in store sales calls by authorized representatives

•

Targeted market trade advertising (print media, e-blast and direct mail)

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Increased trade show representation

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Expanded sales materials

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Website retail trade fashion shows, product previews and on line ordering capabilities

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Expanded PR campaign centering around new product announcements and trade activities

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Introduce a trade newsletter and in box product order messaging

Building consumer awareness strategies will be designed to create a “smoke & mirrors” effect by effectively maximizing marketing spending in order to stretch budgeted dollars:

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In store display fixture program

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Maximizing social networking vehicles through marketing promotions aimed at specific consumer demographics

•

Grassroots promotions for selective trade channels utilizing athletes, celebrities endorsements and event sponsorships to create added brand consciousness

•

Greater presence on the internet through search engine optimization strategies

Innovative niche value added product category offerings will include

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Introducing a Made in America line of denim at premium pricing

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Expanding handbag offerings

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Introducing a full line of jeans and tops for little girls

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Expanding the line of vintage washed denim for under $100 retail with a one-year warranty

•

Developing a young workman’s line of fashion hip work wear

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Expanding the line of products for main street denim wearers

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Developing an affordable designer line of fashion novelty bracelets and other jewelry items

•

Developing a high quality line of leather belts and wallets

Employees

Iron Horse currently has one employee, Mark Wentura, who founded Iron Horse in 2009. Most of the operations will be outsourced in order to allow us to focus on our core competencies of new product development and planning. Everything from manufacturing to sales to distribution will be outsourced while, internally, we focus on product development. Mr. Wentura currently does not have a written contract.

Facilities

Our principal executive and administrative offices are currently located at 1012 Main Street, Suite 104, Ramona, CA 92065. The lease covering this facility expires in September 2015 and stipulates a monthly rental of $1,300 subject to annual adjustments not to exceed 6%.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of common stock could decline, and you may lose all or part of your investment. You should read the section entitled “Special Note Regarding Forward Looking Statements” above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

ITEM 1A – RISK FACTORS

If any of the following risks develop into actual events, then our business, financial condition, results of operations and/or prospects could be materially adversely affected. If that happens, the market price of our common stock, if any, could decline, and investors may lose all or part of their investment.

Risks Related to the Business

1.

Iron Horse has virtually no financial resources or committed sources of debt or equity financing. Our independent registered auditors’ report includes an explanatory paragraph stating that there is substantial doubt about our ability to continue as a going concern.

Iron Horse has very limited financial resources or committed sources of debt or equity financing. We have negative working capital and a stockholders’ deficit at June 30, 2013. Our independent registered auditors included an explanatory paragraph in their opinion on our financial statements as of and for the fiscal year ended June 30, 2013 that states that this lack of resources causes substantial doubt about our ability to continue as a going concern. No assurances can be given that we will generate sufficient revenue or obtain necessary financing to continue as a going concern.

2.

Iron Horse is and will continue to be completely dependent on the services of our founder and president, Mark Wentura, the loss of whose services may cause our business operations to cease, and we will need to engage and retain qualified employees and consultants to further implement our strategy.

Iron Horse’s operations and business strategy are completely dependent upon the knowledge and reputation of Mark Wentura.

Mr. Wentura   is under no contractual obligation to remain employed by us.  If he should choose to leave us for any reason or if he becomes ill and is unable to work for an extended period of time before we have hired additional personnel, our operations will likely fail.  Even if we are able to find additional personnel, it is uncertain whether we could find someone who could develop our business along the lines that it currently operates.   We will fail without the services of Mr. Wentura or an appropriate replacement(s).

We intend to acquire key-man life insurance on the life of Mr. Wentura naming us as the beneficiary when and if we obtain the resources to do so and he remains insurable. We have not yet procured such insurance, and there is no guarantee that we will be able to obtain such insurance in the future.  Accordingly, it is important that we are able to attract, motivate and retain highly qualified and talented personnel and independent contractors.

3.

Mark Wentura, our chief executive officer, chief financial officer and chief accounting officer has no meaningful accounting or financial reporting education or experience and, accordingly, our ability to meet Exchange Act reporting requirements on a timely basis will be dependent to a significant degree upon others.

Mark Wentura has no meaningful financial reporting education or experience. He is and will be heavily dependent on advisors and consultants. As such, there is risk about our ability to comply with all financial reporting requirements accurately and on a timely basis.

4.

Many of our likely competitors have significantly greater financial and marketing resources than do we.

Many of our likely competitors have significantly greater financial and marketing resources than do we. Many of these competitors have sophisticated management, are in a position to purchase inventory at the lowest prices and have the ability to advertise in a wide variety of media, including television. There are no assurances that our brand will be successful.

5.

We are dependent on a limited number of vendors in Vietnam and China. If we lost any or all of these vendors, we could be unable to produce our products.

We are dependent on a limited number of vendors in Vietnam and China. We do not have long-term agreements with these vendors who could terminate or modify agreements at any time. If we lost any or all of these vendors, we could be unable to produce our products because we might not be able to replace these vendors in terms of quality, price or timing of delivery.

6.

The costs of being a public company could result in us being unable to continue as a going concern.

As a public company, we have to comply with numerous financial reporting and legal requirements, including those pertaining to audits and internal control. The costs of this compliance could be significant. If our revenues do not increase and/or we cannot satisfy many of these costs through the issuance of our shares, we may be unable to satisfy these costs in the normal course of business which would result in our being unable to continue as a going concern.

7.

The costs such as audit fees and legal fees in connection with the preparation of financial reports that we file as a public company reduce or eliminate our ability to earn a profit.

We file periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.  In order to comply with these requirements, our independent registered public accounting firm will have to review our financial statements on a quarterly basis and audit our financial statements on an annual basis. The incurrence of such costs have a negative effect on our ability to meet our overhead requirements and earn a profit.

We do not have a sufficient number of employees to segregate responsibilities and may be unable to afford increasing our staff or engaging outside consultants or professionals to overcome our lack of employees.

8.

Our internal controls may be inadequate, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.

Our management is responsible for establishing and maintaining adequate internal control over financial reporting.  As defined in Exchange Act Rule 13a-15(f), internal control over financial reporting is a process designed by, or under the supervision of, the principal executive and principal financial officer and effected by the board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and/or directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company's assets that could have a material effect on the financial statements.  Our internal controls may be inadequate or ineffective, which could cause our financial reporting to be unreliable and lead to misinformation being disseminated to the public.  Investors relying upon this misinformation may make an uninformed investment decision.

9.

Having only one director limits our ability to establish effective independent corporate governance procedures and increases the control of our president.

We have only one director (who is also our president). Accordingly, we cannot establish board committees comprised of independent members to oversee functions like compensation or audit issues. In addition, a tie vote of board members is decided in favor of the chairman, which gives him significant control over all corporate issues.

Until we have a larger board of directors that would include some independent members, if ever, there will be limited oversight of our president’s decisions and activities and little ability for minority shareholders to challenge or reverse those activities and decisions, even if they are not in the best interests of minority shareholders.

Risks Related to Our Common Stock

10.

Shareholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through issuance of additional shares of our common stock.

We have no committed source of financing. Wherever possible, our board of directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of restricted shares of our common stock. Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized but unissued shares. In addition, if a trading market develops for our common stock, we may attempt to raise capital by selling shares of our common stock, possibly at a discount to market. These actions will result in dilution of the ownership interests of existing shareholders, may further dilute common stock book value, and that dilution may be material.

11.

The interests of shareholders may be hurt because we can issue shares of our common stock to individuals or entities that support existing management with such issuances serving to enhance existing management’s ability to maintain control of our Company.

Our board of directors has authority, without action or vote of the shareholders, to issue all or part of the authorized but unissued common shares. Such issuances may be issued to parties or entities committed to supporting existing management and the interests of existing management which may not be the same as the interests of other shareholders. Our ability to issue shares without shareholder approval serves to enhance existing management’s ability to maintain control of our Company.

12.

Our articles of incorporation provide for indemnification of officers and directors at our expense and limit their liability that may result in a major cost to us and hurt the interests of our shareholders because corporate resources may be expended for the benefit of officers and/or directors.

Our articles of incorporation and applicable Nevada law provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on our behalf. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person's written promise to repay us therefor if it is ultimately determined that any such person shall not have been entitled to indemnification. This indemnification policy could result in substantial expenditures by us that we may be unable to recoup.

We have been advised that, in the opinion of the SEC, indemnification for liabilities arising under federal securities laws is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification for liabilities arising under federal securities laws, other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding, is asserted by a director, officer or controlling person in connection with our activities, we will (unless in the opinion of our counsel, the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction, the question whether indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. The legal process relating to this matter if it were to occur is likely to be very costly and may result in us receiving negative publicity, either of which factors is likely to materially reduce the market and price for our shares, if such a market ever develops.

13.

Currently, there is no established public market for our securities, and there can be no assurances that any established public market will ever develop or that our common stock will be quoted for trading and, even if quoted, it is likely to be subject to significant price fluctuations.

There is and has never been any established trading market for our common stock, and there is currently no established public market whatsoever for our securities. A trading symbol has been granted (ECCO) which enables the shares of our common stock to be quoted on the OTCBB maintained by FINRA. There can be no assurances as to whether:

(i)

any market for our shares will develop;

(ii)

the prices at which our common stock will trade; or

(iii)

the extent to which investor interest in us will lead to the development of an active, liquid trading market.  Active trading markets generally result in lower price volatility and more efficient execution of buy and sell orders for investors.

In addition, our common stock is unlikely to be followed by any market analysts, and there may be few institutions acting as market makers for our common stock. Either of these factors could adversely affect the liquidity and trading price of our common stock. Until our common stock is fully distributed and an orderly market develops in our common stock, if ever, the price at which it trades is likely to fluctuate significantly. Prices for our common stock will be determined in the marketplace and may be influenced by many factors, including the depth and liquidity of the market for shares of our common stock, developments affecting our business, including the impact of the factors referred to elsewhere in these Risk Factors, investor perception of Iron Horse and general economic and market conditions.  No assurances can be given that an orderly or liquid market will ever develop for the shares of our common stock.

Because of the anticipated low price of the securities being registered, many brokerage firms may not be willing to effect transactions in these securities.  Purchasers of our securities should be aware that any market that develops in our stock will be subject to the penny stock restrictions.

14.

Our shares may not become eligible to be traded electronically which would result in brokerage firms being unwilling to trade them.

We will then try, through a broker-dealer and its clearing firm, to become eligible with the Depository Trust Company ("DTC") to permit our shares to trade electronically. If an issuer is not “DTC-eligible,” then its shares cannot be electronically transferred between brokerage accounts, which, based on the realities of the marketplace as it exists today (especially the OTCBB), means that shares of a company will not be traded (technically the shares can be traded manually between accounts, but this takes days and is not a realistic option for companies relying on broker dealers for stock transactions - like all companies on the OTCBB. What this boils down to is that while DTC-eligibility is not a requirement to trade on the OTCBB, it is a necessity to process trades on the OTCBB if a company’s stock is going to trade with any volume. There are no assurances that our shares will ever become DTC-eligible or, if they do, how long it will take.

15.

Any market that develops in shares of our common stock will be subject to the penny stock regulations and restrictions pertaining to low priced stocks that will create a lack of liquidity and make trading difficult or impossible.

The trading of our securities, if any, will be in the over-the-counter market which is commonly referred to as the OTCBB as maintained by FINRA. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations as to the price of our securities.

Rule 3a51-1 of the Securities Exchange Act of 1934 establishes the definition of a "penny stock," for purposes relevant to us, as any equity security that has a minimum bid price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to a limited number of exceptions which are not available to us. It is likely that our shares will be considered to be penny stocks for the immediately foreseeable future. This classification severely and adversely affects any market liquidity for our common stock.

For any transaction involving a penny stock, unless exempt, the penny stock rules require that a broker or dealer approve a person's account for transactions in penny stocks and the broker or dealer receive from the investor a written agreement to the transaction setting forth the identity and quantity of the penny stock to be purchased.  In order to approve a person's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience and objectives of the person and make a reasonable determination that the transactions in penny stocks are suitable for that person and that that person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the SEC relating to the penny stock market, which, in highlight form, sets forth:

•

the basis on which the broker or dealer made the suitability determination, and

•

that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stock in both public offerings and in secondary trading and commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Additionally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Because of these regulations, broker-dealers may not wish to engage in the above-referenced necessary paperwork and disclosures and/or may encounter difficulties in their attempt to sell shares of our common stock, which may affect the ability of selling shareholders or other holders to sell their shares in any secondary market and have the effect of reducing the level of trading activity in any secondary market. These additional sales practice and disclosure requirements could impede the sale of our securities, if and when our securities become publicly traded. In addition, the liquidity for our securities may decrease, with a corresponding decrease in the price of our securities. Our shares, in all probability, will be subject to such penny stock rules for the foreseeable future and our shareholders will, in all likelihood, find it difficult to sell their securities.

16.

The market for penny stocks has experienced numerous frauds and abuses that could adversely impact investors in our stock.

Company management believes that the market for penny stocks has suffered from patterns of fraud and abuse. Such patterns include:

•

Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

•

Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

•

"Boiler room" practices involving high pressure sales tactics and unrealistic price projections by sales persons;

•

Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

•

Wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

17.

Any trading market that may develop may be restricted by virtue of state securities “Blue Sky” laws that prohibit trading absent compliance with individual state laws. These restrictions may make it difficult or impossible to sell shares in those states.

There is currently no established public market for our common stock, and there can be no assurance that any established public market will develop in the foreseeable future.  Transfer of our common stock may also be restricted under the securities or securities regulations laws promulgated by various states and foreign jurisdictions, commonly referred to as “Blue Sky” laws.  Absent compliance with such individual state laws, our common stock may not be traded in such jurisdictions.  Because the securities registered hereunder have not been registered for resale under the blue sky laws of any state, the holders of such shares and persons who desire to purchase them in any trading market that might develop in the future, should be aware that there may be significant state blue sky law restrictions upon the ability of investors to sell the securities and of purchasers to purchase the securities. These restrictions prohibit the secondary trading of our common stock. We currently do not intend to and may not be able to qualify securities for resale in approximately 17 states which do not offer manual exemptions and require shares to be qualified before they can be resold by our shareholders. Accordingly, investors should consider the secondary market for our securities to be a limited one.

18.

Our board of directors has the authority, without stockholder approval, to issue preferred stock with terms that may not be beneficial to common stockholders and with the ability to affect adversely stockholder voting power and perpetuate their control over us.

Our articles of incorporation allow us to issue shares of preferred stock without any vote or further action by our stockholders. Our board of directors has the authority to fix and determine the relative rights and preferences of preferred stock. Our board of directors also has the authority to issue preferred stock without further stockholder approval, including large blocks of preferred stock. As a result, our board of directors could authorize the issuance of a series of preferred stock that would grant to holders the preferred right to our assets upon liquidation, the right to receive dividend payments before dividends are distributed to the holders of common stock and the right to the redemption of the shares, together with a premium, prior to the redemption of our common stock.

19.

The ability of our president to control our business may limit or eliminate minority shareholders’ ability to influence corporate affairs.

Our president beneficially owns a majority of our outstanding common stock. Because of his beneficial stock ownership, our president is in a position to continue to elect our board of directors, decide all matters requiring stockholder approval and determine our policies. The interests of our president may differ from the interests of other shareholders with respect to the issuance of shares, business transactions with or sales to other companies, selection of officers and directors and other business decisions. The minority shareholders would have no way of overriding decisions made by our president. This level of control may also have an adverse impact on the market value of our shares because our president may institute or undertake transactions, policies or programs that result in losses, may not take any steps to increase our visibility in the financial community and/or may sell sufficient numbers of shares to significantly decrease our price per share.

20.

We do not expect to pay cash dividends in the foreseeable future.

We have never paid cash dividends on our common stock. We do not expect to pay cash dividends on our common stock at any time in the foreseeable future. The future payment of dividends directly depends upon our future earnings, capital requirements, financial requirements and other factors that our board of directors will consider. Since we do not anticipate paying cash dividends on our common stock, return on your investment, if any, will depend solely on an increase, if any, in the market value of our common stock.

21.

Because we are not subject to compliance with rules requiring the adoption of certain corporate governance measures, our stockholders have limited protection against interested director transactions, conflicts of interest and similar matters.

The Sarbanes-Oxley Act of 2002, as well as rule changes proposed and enacted by the SEC, the New York and American Stock Exchanges and the Nasdaq Stock Market, as a result of Sarbanes-Oxley, require the implementation of various measures relating to corporate governance. These measures are designed to enhance the integrity of corporate management and the securities markets and apply to securities that are listed on those exchanges or the Nasdaq Stock Market. Because we are not presently required to comply with many of the corporate governance provisions and because we chose to avoid incurring the substantial additional costs associated with such compliance any sooner than legally required, we have not yet adopted these measures.

Because none of our directors are independent directors, we do not currently have independent audit or compensation committees. As a result, these directors have the ability, among other things, to determine their own level of compensation. Until we comply with such corporate governance measures, regardless of whether such compliance is required, the absence of such standards of corporate governance may leave our stockholders without protections against interested director transactions, conflicts of interest, if any, and similar matters and investors may be reluctant to provide us with funds necessary to expand our operations.

We intend to comply with all corporate governance measures relating to director independence as and when required. However, we may find it very difficult or be unable to attract and retain qualified officers, directors and members of board committees required to provide for our effective management as a result of Sarbanes-Oxley Act of 2002. The enactment of the Sarbanes-Oxley Act of 2002 has resulted in a series of rules and regulations by the SEC that increase responsibilities and liabilities of directors and executive officers. The perceived increased personal risk associated with these recent changes may make it more costly or deter qualified individuals from accepting these roles.

22.

You may have limited access to information regarding our business because our obligations to file periodic reports with the SEC could be automatically suspended under certain circumstances.

If at the beginning of any fiscal year, we have fewer than 300 record shareholders and do not file a registration statement on Form 8A (which we have no current plans to file), our reporting obligations under Section 15(d) of the Securities Exchange Act of 1934 may (in our sole discretion) be automatically suspended for that fiscal year. If we no longer submit our filings with the SEC, your access to our business information would then be even more restricted. We are also not required to furnish proxy statements to security holders and our directors, officers and principal beneficial owners will not be required to report their beneficial ownership of securities to the SEC pursuant to Section 16 of the Exchange Act until we have both 500 or more security holders and greater than $10 million in assets.  This means that your access to information regarding our business could be limited.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The financial data for 2013 and 2012 discussed below is derived from the audited financial statements of Iron Horse.  The audited financial statements of Iron Horse for 2013 and 2012 are prepared and presented in accordance with generally accepted accounting principles in the United States. The data discussed below should be read in conjunction with the historical financial statements and related notes of Iron Horse contained elsewhere herein. The financial statements contained elsewhere fully represent Iron Horse’s financial condition and operations; however, they are not indicative of our future performance.

Share Exchange Agreement

The Company has entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) EC (ii) Iron Horse, and (iii) the shareholders of Iron Horse, pursuant to which the holders of 100% of the outstanding units of Iron Horse transferred to the Company all of the outstanding shares of Iron Horse in exchange for the issuance of 1,950,000 shares (the “Shares”) of the Company’s common stock (such transaction, the “Share Exchange”).  As a result of the Share Exchange, Iron Horse became our wholly-owned subsidiary.   We are now a holding company with all of our operations conducted through Iron Horse, which primarily consist of manufacturing and marketing fashion denim apparel and accessories.

Spinoff Agreement

We entered into a Spinoff Agreement with Dr. Jean-Claude Gehret, who was one of our officers and directors, as well as our largest shareholder, under which we agreed to sell all of our assets relating to our seminar business in exchange for all of the liabilities specifically associated with the seminar business and the return by Dr. and Mrs. Gehret of 25,000,000 shares of EC common stock.  As a result of the Spinoff Agreement we ceased to be a company engaged in the seminar market.  The Spinoff Agreement was approved by a majority of our shareholders and a majority of our non-interested shareholders.

Other Matters

The various paperwork and other matters relating to the transactions described above was completed by August 26, 2013. The Company changed its name to The Iron Horse Clothing Corporation and increased the number of authorized common shares to 250,000,000 on September 30, 2013.  It also issued a 33 for 1 forward stock split, after which there are 99,000,000 common shares outstanding.

Accounting Treatment

The merger was accounted for as a reverse acquisition and recapitalization. Iron Horse is the acquirer for accounting purposes, and EC is the issuer. Accordingly, Iron Horse’s' historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares issued in the merger. Reported operations prior to the merger will be those of Iron Horse. No EC operating results from prior to the merger date will be included in reported financial statements of operations. Earnings per share for the period prior to the merger are restated to reflect the equivalent number of shares outstanding.

Operations

The discussion of operations below relates entirely to the Iron Horse operations prior to the reverse merger described above.

Financial Condition

As of June 30, 2013, Iron Horse had total current assets of $252,079 and total current liabilities of $1,905,634 for a net working capital deficit of $1,765,555. We need to raise additional money to meet our general and administrative expenses, and we need to raise money to achieve our business objective to develop new designs, produce product for sale at both wholesale and retail, or acquire a target company or business. The additional funding will come from both equity financing from the sale of Iron Horse’s common stock, and the sale of notes and convertible debt. If Iron Horse is successful in completing the sale of convertible debt or an equity financing, existing shareholders will experience dilution of their interest in Iron Horse. Iron Horse does not have any financing arranged and Iron Horse cannot provide investors with any assurance that Iron Horse will be able to raise sufficient funding from the sale of its common stock or notes. In the absence of such financing, Iron Horse's business will fail.

Based on the nature of Iron Horse's business, management anticipates incurring operating losses in the foreseeable future. Management bases this expectation, in part, on the fact that it will take several months for orders which are received and in house to produced, shipped, and paid for.  Management believes that with sufficient capital, it will be able to meet all orders and will lead to sufficient revenue and profitability within the next twelve months.  Iron Horse's future financial results are also uncertain due to a number of factors, some of which are outside its control. These factors include, but are not limited to:

•

Iron Horse's ability to raise additional funding;

•

Iron Horse's ability to identify and successfully design products for growing segments of the apparel market;

•

Iron Horse’s ability to identify and successfully acquire competitive brands and that if acquired, such opportunities or businesses will be profitable.

Due to Iron Horse's lack of operating history and current revenues, Iron Horse's independent auditors have added an explanatory paragraph to their audit opinion issued in connection with our financial statements indicating substantial doubt about Iron Horse's ability to continue as a going concern. This means that there is substantial doubt whether Iron Horse can continue as an ongoing business for the next 12 months unless we obtain additional capital to pay our bills.

Operations for the fiscal years ended June 30, 2013 and 2012 are:

	2013	2012

Revenues:
Sales	$306,626	$230,120
Other revenue	10,000	4,083
Total	316,626	234,203

Cost of sales	161,106	261,939

Gross profit (loss)	155,520	(27,736)

Expenses:
General and administrative	149,868	205,785
Sales and marketing	53,531	32,008
Bad Debts	25,433	-
Product development	33,467	8,205
Professional fees	42,731	4,186
Depreciation and amortization	9,647	34,602
Other	-	27,741
Total	314,677	312,527

Loss from operations	$(159,157)	$(340,263)

Net Profit and Loss

For the year ended June 30, 2013, the Company had a loss of $245,231 as compared to a loss of $416,197 for the year ended June 30, 2012 a decrease of $170,966 or 41.1%.

The significant differences for the year to year comparison are mainly due to an increase in fiscal year 2013 revenue of $76,506 over fiscal year 2012, coupled with increased gross profits due in large part to an increase in billings for shipping costs which made the shipping and handling profitable - an increase year over year of $17,977 which was offset by the added cost of sales related to the additional revenue.  Year to year, the Company was able to hold selling, general and administrative costs stable in spite of shifts in expense items with professional fees associated with the merger and product development costs increasing significantly while general and administrative and other costs decreased by over 20%.

Liquidity

Iron Horse's sources of liquidity will be loans that may be available to Iron Horse from management, notes from investors, and the potential sale of common stock. Although Iron Horse has no written arrangements with its management, Iron Horse expects that officers may provide Iron Horse with nominal liquidity, when and if it is required.

Iron Horse's external potential sources of liquidity will be private placements for equity and debt financing. No commitments currently exist.

In May 2010, Iron Horse borrowed $750,000 from an accredited investor.  In October 2010 Iron Horse borrowed an additional $375,000, and in January 2011, Iron Horse borrowed an additional $100,000 from this lender.  The notes are unsecured, due on demand, and carry interest payable of prime plus 2% which has averaged 5.25% per annum.  In August 2013, upon completion of the merger between ECC and Iron Horse, Wakefield Kennedy contributed $550,000 of the notes due them to contributed capital.  There was no additional consideration from Iron Horse.

In March 2011, Iron Horse borrowed $15,000 from an accredited investor.  The notes are unsecured, have matured and are in default, although the holder is forbearing.  The note carries interest payable of 10% per annum.

In August 2011, Iron Horse borrowed $10,000 from an accredited investor.  The notes are unsecured and have matured. In June 2013, the holder agreed to convert the note of $10,000 into equity.  The note carried interest payable of 10% per annum.

In October 2011, Iron Horse borrowed $25,000 from an accredited investor.  The notes are unsecured, due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading.  The note carries interest payable of 8% per annum.

In December 2011, Iron Horse borrowed $25,000 from an accredited investor.  The notes are unsecured, due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading.  The note carries interest payable of 8% per annum.

In December 2011, Iron Horse borrowed $5,000 from an accredited investor.  The notes are unsecured, due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading.  The note carries interest payable of 10% per annum.

In March 2012, Iron Horse borrowed $75,000 from an accredited investor.  The notes are unsecured, due on demand, and carry interest payable of prime plus 2% which has averaged 5.25% per annum.

In April 2012, Iron Horse borrowed $5,000 from an accredited investor.  The notes are unsecured, due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading.  The note carries interest payable of 10% per annum.

In June 2012, Iron Horse borrowed $175,000 from an accredited investor.  The notes are unsecured, due on demand, and carry interest payable of prime plus 2% which has averaged 5.25% per annum.

In September 2012, Iron Horse borrowed $50,000 from an accredited investor.  The notes are unsecured, due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading.  The note carries interest payable of 8% per annum.

In April 2013, Iron Horse borrowed $27,500 from an accredited investor as a short term working capital note.  As of June 30, 2013, Iron Horse has repaid $6,287 and in September 2013 the remaining balance was paid in full.

From time to time, Mark Wentura, Iron Horse’s president, has loaned Iron Horse funds for working capital purposes.  As of June 30, 2013, the principal balance due him was $43,571.  The notes are due on demand and carry interest at 6% per annum.

There are no assurances that Iron Horse will be able to obtain any form of additional financing. If Iron Horse is unable to achieve the financing necessary to continue its plan of operations, then Iron Horse will not be able to undertake steps to increase sales and its business will fail.

Off Balance Sheet Arrangements

We do not have any transactions, arrangements and other relationships with unconsolidated entities that will affect our liquidity or capital resources. We have no special purpose entities that provide off-balance sheet financing, liquidity or market or credit risk support, nor do we engage in swap agreements, or outsourcing of research and development services, that could expose us to liability that is not reflected on the face of our financial statements.

Recently Issued Accounting Pronouncements

There were no new accounting pronouncements that had or are expected to have a significant impact on the Company’s operating results or financial position.

Critical Accounting Policies

The preparation of financial statements and related notes requires us to make judgments, estimates, and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses, and related disclosure of contingent assets and liabilities.

An accounting policy is considered to be critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time the estimate is made, and if different estimates that reasonably could have been used, or changes in the accounting estimates that are reasonably likely to occur periodically, could materially impact the financial statements.

Financial Reporting Release No. 60 requires all companies to include a discussion of critical accounting policies or methods used in the preparation of financial statements.  There are no critical policies or decisions that rely on judgments that are based on assumptions about matters that are highly uncertain at the time the estimate is made.  Note 2 to the financial statements included in the Company’s Annual Report on Form 10K includes a summary of the significant accounting policies and methods used in the preparation of our financial statements.

Changes in Control of Registrant

Following the execution of the Share Exchange Agreement and the Spinoff Agreement, the former unit holders of Iron Horse now are controlling shareholders of EC.

The Company’s two former officers and directors, Dr. Jean-Claude E. Gehret and Danielle J. Gehret resigned from all officer and director positions with the Company effective as of the closing of the Spinoff Agreement.  Neither resignation was a result of any disagreement with the Company on any matter relating to its operations, policies (including accounting or financial policies) or practices.

Immediately following the closing of the merger, our board of directors and executive team were reconstituted to consist of:

Mark Wentura, 57, founded Iron Horse in 2009. Prior to founding Iron Horse, he served as General Manager for Lawman Sportswear. Mr. Wentura, who devotes fulltime to Iron Horse, holds a Bachelor of Science from the University of Maryland.

Possible Potential Conflicts

The OTCBB on which we plan and hope to have our shares of common stock quoted does not have any director independence requirements.

No member of management is or will be required by us to work on a full time basis, although our president currently devotes fulltime to us. Accordingly, certain conflicts of interest may arise between us and our officer(s) and director(s) in that they may have other business interests in the future to which they devote their attention, and they may be expected to continue to do so although management time must also be devoted to our business.  As a result, conflicts of interest may arise that can be resolved only through their exercise of such judgment as is consistent with each officer's understanding of his/her fiduciary duties to us.

Currently we have only one officer and two directors (the same persons) and will seek to add additional officer(s) and/or director(s) as and when the proper personnel are located and terms of employment are mutually negotiated and agreed, and we have sufficient capital resources and cash flow to make such offers.

Code of Business Conduct and Ethics

In April 2012 EC adopted a Code of Ethics and Business Conduct which is applicable to our future employees and which also includes a Code of Ethics for our chief executive and principal financial officers and any persons performing similar functions. A code of ethics is a written standard designed to deter wrongdoing and to promote:

•

honest and ethical conduct,

•

full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements,

•

compliance with applicable laws, rules and regulations,

•

the prompt reporting violation of the code, and

•

accountability for adherence to the code.

Board of Directors

All directors hold office until the completion of their term of office, which is not longer than one year, or until their successors have been elected.  Our directors’ terms of office expire on December 31, 2014. All officers are appointed annually by the board of directors and, subject to existing employment agreements (of which there are currently none) and serve at the discretion of the board. Currently, our directors receive no compensation for their roles as directors but may receive compensation for their roles as officers.

If we have an even number of directors, tie votes on issues will be resolved in favor of the chairman’s vote.

Involvement in Certain Legal Proceedings

During the past five years, no present director, executive officer or person nominated to become a director or an executive officer of EC:

1.

had a petition under the federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he/she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he/she was an executive officer at or within two years before the time of such filing;

2.

was convicted in a criminal proceeding or subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him/her from or otherwise limiting his/her involvement in any of the following activities:

i.

acting as a futures commission merchant, introducing broker, commodity trading advisor commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.

engaging in any type of business practice; or

iii.

engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws; or

4.

was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of an federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3) (i), above, or to be associated with persons engaged in any such activity; or

5.

was found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and for which the judgment has not been reversed, suspended or vacated.

Committees of the Board of Directors

Concurrent with having sufficient members and resources, the EC board of directors will establish an audit committee and a compensation committee.  We believe that we will need a minimum of five directors to have effective committee systems. The audit committee will review the results and scope of the audit and other services provided by the independent auditors and review and evaluate the system of internal controls.  The compensation committee will manage any stock option plan we may establish and review and recommend compensation arrangements for the officers. No final determination has yet been made as to the memberships of these committees or when we will have sufficient members to establish committees.

All directors will be reimbursed by EC for any expenses incurred in attending directors' meetings provided that EC has the resources to pay these fees.  EC will consider applying for officers and directors liability insurance at such time when it has the resources to do so.

Item 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The Share Exchange Agreement by and among (i) EC (ii) Iron Horse, and (iii) the shareholders of Iron Horse, included provisions pursuant to which the holders of 100% of the outstanding units of Iron Horse transferred to the Company all of the outstanding shares of Iron Horse in exchange for the issuance of 1,950,000 shares (the “Shares”) of the Company’s common stock (such transaction, the “Share Exchange”).  The Spinoff Agreement under which we agreed to sell all of our assets relating to our seminar business in exchange for all of the liabilities specifically associated with the seminar business and the return by Dr. and Mrs. Gehret of 25,000,000 shares of EC common stock.

The Company will change its name to Iron Horse Clothing Corporation and increase the number of authorized common shares to 250,000,000. It will also issue a 33 for 1 forward stock split, after which there will be 103,950,000 common shares outstanding.

The following table sets forth information known to us regarding beneficial ownership of our common stock as of November 18, 2013 by:

•

each person known or believed by us to own, directly or beneficially, more than 5% of our common stock,

•

each of our directors, and

•

all of our officers and directors as a group.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares	Amount of Beneficial Ownership	Percent of Class
Common	Mark Wentura	49,549,500(a)	47.67
Common	Wakefield Kennedy LLC	14,800,500(a)	14.24

	All Directors and Officers as a group (1 person)	49,549,500(a)	47.67

(a)

These shares are pledged in connection with a senior loan agreement with Antevorta Capital Partners Limited for a loan of $200,000.

Shareholder Matters

As a Nevada corporation, we are subject to the Nevada Revised Statutes ("NRS" or "Nevada law"). Certain provisions of Nevada law create rights that might be deemed material to our shareholders. Other provisions might delay or make more difficult acquisitions of our stock or changes in our control or might also have the effect of preventing changes in our management or might make it more difficult to accomplish transactions that some of our shareholders may believe to be in their best interests.

Directors' Duties - Section 78.138 of the Nevada law allows our directors and officers, in exercising their powers to further our interests, to consider the interests of our employees, suppliers, creditors and customers. They can also consider the economy of the state and the nation, the interests of the community and of society and our long-term and short-term interests and shareholders, including the possibility that these interests may be best served by our continued independence. Our directors may resist a change or potential change in control if they, by a majority vote of a quorum, determine that the change or potential change is opposed to or not in our best interest. Our board of directors may consider these interests or have reasonable grounds to believe that, within a reasonable time, any debt which might be created as a result of the change in control would cause our assets to be less than our liabilities, render us insolvent, or cause us to file for bankruptcy protection

Amendments to Bylaws - Our articles of incorporation provide that the power to adopt, alter, amend, or repeal our bylaws is vested exclusively with the board of directors. In exercising this discretion, our board of directors could conceivably alter our bylaws in ways that would affect the rights of our shareholders and the ability of any shareholder or group to effect a change in our control; however, the board would not have the right to do so in a way that would violate law or the applicable terms of our articles of incorporation.

EXECUTIVE COMPENSATION

The following sets forth information with respect to the compensation awarded or paid to Mark Wentura, our current President and Chief Executive Officer, Chief Financial Officer and Secretary, and Edward J. Peplinski, our former President, Chief Executive Officer and Chief Financial Officer, for all services rendered in all capacities to us in years ended December 31, 2012 and 2001.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($) (i)	Total ($) (j)
Mark Wentura CEO	2013	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Dr.Jean- Claude E. Gehret	2013	-	-	-	-	-	-
	2012	-	-	-	-	-	-	$73,638	$73,638

There is no employment contract with Mr. Wentura at this time; nor are there any agreements for compensation in the future. Mr. Wentura’s compensation has not been fixed or based on any percentage calculations. He will make all decisions determining the amount and timing of his compensation. Mr. Wentura’s compensation amounts will be more formalized if and when his annual compensation reaches $275,000.

Outstanding Equity Awards at Fiscal Year End

There are no outstanding equity awards.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The sole promoter of Iron Horse is Mark Wentura, our chief executive officer.

Effective August 26, 2013, we entered into a Spinoff Agreement with Dr. Jean-Claude Gehret, who was one of our officers and directors, as well as our largest shareholder, under which we agreed to sell all of our assets relating to our seminar business in exchange for all of the liabilities specifically associated with the seminar business and the return by Dr. and Mrs. Gehret of 25,000,000 shares of EC common stock.  As a result of the Spinoff Agreement we ceased to be a company engaged in the seminar market.  The Spinoff Agreement was approved by a majority of our shareholders and a majority of our non-interested shareholders.

Director Independence

For purposes of determining director independence, we have applied the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200(a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Accordingly, we do not currently have an independent director.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Horse Clothing Corporation (formerly E C Consulting International, Inc.)

(Registrant)

Date: December 2, 2013

By: /s/ Mark Wentura

Mark Wentura, Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Iron Horse Clothing Corporation, Inc.

Ramona, California

We have audited the accompanying balance sheets of Iron Horse Clothing Corporation as of June 30 31, 2013 and 2012, and the related statements of operations, stockholder’s deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Iron Horse Clothing Corporation as of June 30, 2013 and 2012 and the results of its operations and cash flows for the fiscal years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that Iron Horse Clothing Corporation will continue as a going concern.  As discussed in Note 3 to the financial statements, the Company has incurred losses from operations, has negative working capital, and is in need of additional capital to grow its operations so that it can become profitable.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans with regard to these matters are described in Note 3. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

LL Bradford & Company, LLC

/s/ LL Bradford & Company, LLC

www.llbradfordcom

Houston, Texas

December 2, 2013

IRON HORSE CLOTHING CORPORATION

Balance Sheets

June 30, 2013 and 2012

	2013	2012

ASSETS
Current Assets:
Cash	$1,555	$88,596
Accounts receivable, net	7,685	23,594
Deposits for future advertising	56,000	-
Inventory	74,840	214,829
Deposits	-	39,564
Total current assets	140,079	366,583

Property and equipment:
Leasehold improvements	31,207	30,686
Furniture and fixtures	33,195	33,195
Computers and software	9,785	9,785
Truck	11,300	11,300
Total	85,487	84,966
Accumulated depreciation/amortization	(52,812)	(43,164)
Property & equipment, net	32,675	41,802

Other Assets
Deposits on future advertising–long term	112,000	-
Security deposits	1,584	1,584
Total other assets	113,584	1,584

TOTAL ASSETS	$286,339	$409,969
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Notes and loans payable	$1,601,213	$1,560,611
Loan due to officer	43,571	43,571
Accrued interest	215,165	131,661
Accounts payable	19,684	16,054
Customer advances	26,001	46,595
Total	1,905,634	1,798,492

TOTAL LIABILITIES	1,905,634	1,798,492

STOCKHOLDERS’ DEFICIT:
Common stock at $.001 par value; 20,000,000 shares authorized; 3,000,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	163,337	148,878
Accumulated deficit	(1,785,632)	(1,540,401)
Total Stockholders’ Deficit	(1,619,295)	(1,388,523)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$286,339	$409,969

See accompanying notes to the financial statements.

IRON HORSE CLOTHING CORPORATION

Statements of Operations

For the Fiscal Year Ended June 30, 2013 and 2012

	2013	2012

Revenues:
Sales	$306,626	$230,120
Other revenue	10,000	4,083
Total	316,626	234,203

Cost of sales	161,106	261,939

Gross profit (loss)	155,520	(27,736)

Expenses:
General and administrative	149,868	205,785
Sales and marketing	53,531	32,008
Bad Debts	25,433	-
Product development	33,467	8,205
Professional fees	42,731	4,186
Depreciation and amortization	9,647	34,602
Other	-	27,741
Total	314,677	312,527

Loss from Operations	$(159,157)	$(340,263)
Other income (expense) – interest expense	(86,074)	(75,934)
Net loss	(245,231)	(416,197)

See accompanying notes to the financial statements.

IRON HORSE CLOTHING CORPORATION

Statements of Stockholders’ Equity (Deficit)

For the Fiscal Year Ended June 30, 2013 and 2012

	Common Stock				Total
	($.001 par value)		Additional		Stockholders'
	Shares	Amount	Paid-In Capital	Accumulated Deficit	Equity (Deficit)

Balance, July 1, 2011	-	$-	$151,378	$(1,124,204)	$(972,826)

Issuance of shares upon incorporation- $0.001 per share	3,000,000	3,000	(2,500)	-	500
Net loss	-	-	-	(416,197)	(416,197)

Balance, June 30, 2012	3,000,000	3,000	148,878	(1,540,401)	(1,388,523)

Conversions of debt to equity	-	-	14,459	-	14,459
Net loss	-	-	-	(245,231)	(245,231)

Balance, June 30, 2013	3,000,000	$3,000	$163,337	(1,785,632)	(1,619,295)

See accompanying notes to the financial statements.

THE IRON HORSE CLOTHING CORPORATION

Statements of Cash Flows

For the Fiscal Year Ended June 30, 2013 and 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(245,231)	$(416,197)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	9,647	34,602
Changes in:
Accounts receivable – trade	15,909	21,184
Deposits on orders	45,512	46,633
Inventory	(28,011)	(37,244)
Customer advances	(20,594)	46,595
Accounts payable and accrued expenses	115,646	63,758
Total adjustments	138,109	140,926

Net cash used in operating activities	(107,122)	(275,271)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of leasehold improvements	(521)	-
Disposal of assets	-	29,545
Net Cash Provided by (Used In( Investing Activities	(521)	29,545

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable	77,500	335,000
Payments of notes payable	(26,898)	-
Net cash provided by financing activities	50,602	335,000

Net increase (decrease) in cash	(87,041)	89,274

Cash at beginning of period	88,596	(678)

Cash at end of period	$1,555	$88,596

AMOUNTS PAID FOR:
Interest expense	-	-
Income taxes	-	-
OTHER NON-CASH TRANSACTIONS:
Issuance of shares on incorporation	$-	$500
Barter of inventory for advertising deposits	$168,000
Conversion of debt into equity	$14,459	$-

See accompanying notes to the financial statements.

IRON HORSE CLOTHING CORPORATION

Notes to Financial Statements

NOTE 1 – ACCOUNTING POLICIES AND BASIS OF PRESENTATION

Iron Horse Clothing Corporation (“Iron Horse”) is a company that was established as a limited liability company in 2009 and incorporated as a C corporation in Delaware on August 8, 2011. It is engaged in the wholesale trade and marketing of fashion denim apparel and accessories.

Subsequent Event

Effective August 26, 2013, entered into a Share Exchange Agreement (the “Exchange Agreement”) by and among (i) E C Consulting International, Inc. (“ECC”) (ii) Iron Horse and (iii) the shareholders of Iron Horse, pursuant to which the holders of 100% of the outstanding shares of Iron Horse transferred to ECC all of the shares of Iron Horse for the issuance of 1,950,000 shares (the “Shares”) of ECC’s common stock (such transaction referred to as the “Share Exchange”).  As a result of the Share Exchange, Iron Horse became ECC’s wholly-owned subsidiary.

Accounting Treatment

The merger was accounted for as a reverse acquisition and recapitalization. Iron Horse is the acquirer for accounting purposes, and ECC is the issuer. Accordingly, Iron Horse’s' historical financial statements for periods prior to the acquisition become those of the acquirer retroactively restated for the equivalent number of shares issued in the merger. Reported operations prior to the merger will be those of Iron Horse. No ECC operating results from prior to the merger date will be included in reported financial statements of operations. Earnings per share for the period prior to the merger are restated to reflect the equivalent number of shares outstanding.

Commitments

On June 5, 2013 Iron Horse entered into a twelve-month agreement with a consulting/business advisory firm under which it is committed to:

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Pay a monthly consulting fee of $2,500 for the first six months of the agreement.

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Issue 3,000,000 newly-issued shares of common stock upon becoming public (which occurred on August 26, 2013 when it entered into the Exchange Agreement). These shares have piggy-back registration rights and shall be adjusted for any stock issuance, splits, dividends, recapitalizations, etc. during the term of the consulting agreement.

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Issue 1,000,000 newly-issued shares of common stock to compensate the consultant for introducing the party involved in the barter agreement described in Note 6. These shares have piggy-back registration rights.

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Issue 850,000 newly-issued shares of common stock upon becoming public (which occurred on August 26, 2013) for using an associate of the consultant for corporate infrastructure services. These shares have piggy-back registration rights.

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Bonus consulting fee upon becoming public (which occurred on August 26, 2013) of: (1) 15,000 Preferred A shares to be issued eight months after becoming a public company, (2) 15,000 Preferred A shares to be issued ten months after becoming a public company and (3) 15,000 Preferred A shares to be issued 12 months after of becoming a public company. Each of these Preferred A shares will be convertible at the holder’s option into 100 common shares and shares have piggy-back registration rights.

All of the items above have been earned by the consultant during the three months ending September 30, 2013 during which period, Iron Horse will record associated expenses of $9,350 exclusive of the monthly consulting fee which results in $7,500 in expenses during that period.

Presentation

The accompanying financial statements consist of the operations of Iron Horse prior to the effect of the Exchange Agreement.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal Year-End

Iron Horse has chosen a fiscal year that ends on June 30.

Estimates and Assumptions

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial assets and liabilities, such as cash and accrued expenses, approximate their fair values because of the short maturity of these instruments. The Company’s note payable approximates the fair value of such instrument based upon management’s best estimate of interest rates that would be available to the Company for similar financial arrangements at June 30, 2013 and 2012.

The Company does not have any assets or liabilities measured at fair value on a recurring basis, consequently, the Company did not have any fair value adjustments for assets and liabilities measured at fair value at June 30, 2013 and 2012.

Inventories

Inventories are stated at the lower of cost or market, and consist of finished goods at June 30, 2013 and 2012. Iron Horse uses the first-in, first-out cost flow assumption.

Revenue Recognition

Iron Horse follows paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. Iron Horse recognizes revenue when it is realized or realizable and earned less estimated future doubtful accounts.  Iron Horse considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the products have been shipped to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured.

Advances from Customers

Customer advances for shipment orders are recorded as liabilities until products are shipped to the customer.

Equipment

Fixed assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets, as detailed below:

Classification	Life in Years
Leasehold improvements	15
Furniture and fixtures	7
Computers & software	3-5
Truck	5

Leasehold improvements are amortized over the lesser of the term of the lease or the estimated useful life of the improvements.  Normal repairs and maintenance are expensed as incurred whereas significant improvements, which materially increase values or extend useful lives are capitalized and depreciated over the remaining estimated useful lives of the related assets.

Upon sale or retirement of depreciable assets, the related cost and accumulated depreciation or amortization are removed from the accounts.  Any gain or loss on the sale or retirement is recognized in current operations.

Advertising Costs

Iron Horse expenses ordinary advertising and promotion costs as incurred. Advertising and promotion costs totaled approximately $32,024 and $20,597, respectively, for the fiscal years ended June 30, 2013 and 2012 respectively.

Income Taxes

Iron Horse accounts for income taxes under Section 740-10-30 of the FASB Accounting Standards Codification. Deferred income tax assets and liabilities are determined based upon differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.  In accordance with FASB ASC 740, Iron Horse applies the "more likely than not" threshold to the recognition and derecognition of tax positions for its financial statements. Using that guidance, Iron Horse had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements as of June 30, 2013 or 2012.

At June 30, 2013 Iron Horse had net operating loss carry-forwards of $1,785,632 that may be offset against future Federal taxable income through 2033. No tax benefit has been recognized with respect to these net operating loss carry-forwards in the accompanying financial statements because Iron Horse believes that realization is not likely. Accordingly, the potential tax benefits of the net loss carry-forwards are fully offset by a valuation allowance.

All differences between operating results for financial reporting purposes and operating results for income tax purposes are de minimis.

Commitments and Contingencies

Iron Horse follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Subsequent Events

Iron Horse follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events. Iron Horse evaluates subsequent events from the date of the balance sheet through the date when the financial statements are issued.

Impact of New Accounting Standards

Iron Horse has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Iron Horse will continue as a going concern. As reflected in the accompanying financial statements, Iron Horse has negative working capital and a net capital deficiency at June 30, 2013. It has no source of ongoing debt or equity financing.

While Iron Horse is introducing new lines of fashion denim apparel and accessories to the market, there are uncertainties as to whether Iron Horse will obtain sufficient financing to create a sufficient market for its products to enable Iron Horse to establish profitable operations and generate sufficient cash flow to meet its obligations. Accordingly, there is substantial doubt about the Iron Horse’s ability to continue as a going concern.

The financial statements do not include any adjustments that might be necessary if Iron Horse is unable to continue as a going concern and the company has not addressed the recoverability or classification of recorded asset amounts or the amounts or classification of liabilities.

NOTE 4 - FACTORING AGREEMENT

In 2012, Iron Horse entered an agreement with CP Factoring under which it can borrow money against open accounts receivable up to a maximum of $300,000.

Under this “factoring” arrangement, Iron Horse can assign to CP Factoring billed, open accounts receivable and receive an advance of 80% of the face value of the receivable less applicable fees.  Upon collection of the receivable, the advance is repaid and any additional funds are remitted to Iron Horse.  Advances from the factor accrue interest at.75% per 15 day period.

At June 30, 2013, no amounts were due to the Factor.

Iron Horse accounts for its factoring of accounts receivable by selling and assigning all rights, title, and interest to certain of Iron Horse’s accounts receivable. Iron Horse receives 80% of all approved invoices sold to the Factoring Company, which assumes the credit risk. Based on the Factoring Company’s collections of these invoices Iron Horse may receive additional consideration of up to 18%. Iron Horse records the 80% as payment against the invoices sold and records 20% as an amount due from Factoring Company. Once the invoice exceeds 120 days outstanding, the remaining 20% of the receivable is recorded as expense.

NOTE 5 – DEPOSITS FOR FUTURE ADVERTISING

In June 2013, Iron Horse entered into a Barter Agreement under which it exchanged prior season inventory with a carrying value of $168,000 for a similar amount of “trade credits” for various services such as print and outdoor advertising, broadcast and media slotting, and such other goods and services as may be agreed between the parties.  All such goods and services will be provided at pre-agreed market prices. No gain or loss was recognized on this transaction. The trade credits are available for use any time for a period of up to 36 months.

NOTE 6 – EQUITY

Authorized

Authorized capital stock of Iron Horse Clothing Company consists of 20,000,000 common shares with a par value of $0.001 per share

Share Issuances

At inception (August 8, 2011) 3,000,000 shares were issued to Mark Wentura, Iron Horse’s President, CEO and sole shareholder.

NOTE 7 – NOTES PAYABLE

Notes payable as of June 30, 2013 and 2012, consist of the following:

Description	Balance 6-30-2013	Balance 6-30-2012
Unsecured note payable to Wakefield Kennedy, LLC, an accredited investor, due on demand, bearing interest at prime plus 2% which has averaged 5.25% per annum. In September 2012, Iron Horse and the investor agreed to restructure the note converting $550,000 principal amount to capital. The principal balance is personally guaranteed by Iron Horse’s president	$1,225,000	$1,225,000
Unsecured note payable dated June 2012 to Wakefield Kennedy, LLC, an accredited investor, due on demand, bearing interest at prime plus 2% which has averaged 5.25% per annum	155,000	175,000
Unsecured note payable dated March 2012 to Wakefield Kennedy, LLC, an accredited investor, due on demand, bearing interest at prime plus 2% which has averaged 5.25% per annum	75,000	75,000
Unsecured notes payable, to an accredited individual investor. Due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading. The note bears interest at 8% per annum	100,000	50,000
Unsecured note payable dated April 2013 to Wakefield Kennedy, LLC of $27,500. The remaining balance was paid in full in September 2013	21,213	-
Unsecured notes payable, to an accredited individual investor. The June 2013 balance has matured and is in default, although the holder is forbearing. The notes carries interest payable of 10% per annum	15,000	25,000
Unsecured notes payable, to an accredited individual investor. Due the earlier of December 6, 2013 or 45 days from the date Iron Horse’s common stock commences public trading. The note bears interest at 10% per annum	10,000	10,000
Total	$1,601,213	$1,560,000

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Iron Horse leases office and warehouse space under a lease agreement dated August 25, 2011 which has been amended and expires on August 31, 2015.

At June 30, 2013, the remaining lease obligations are:

Fiscal Year Ended June 30,	Amount
2014	$ 32,200
2015	$ 28,400
2016	$ 3,900

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated all events that occurred after the balance sheet date of June 30, 2013 through November 27, 2013, the date that these financial statements were issued.  The Management of the Company determined that in addition to the Exchange Agreement described in Note 1, the following subsequent events occurred:

In August 2013, upon completion of the merger between ECC and Iron Horse, Wakefield Kennedy contributed $550,000 of the notes due them to contributed capital.  There was no additional consideration from Iron Horse.

In August 2013, ECC with which Iron Horse had merged, received $200,000 from an accredited investor. The note matures on August 29, 2014 and is secured by 64,350,000 common shares of ECC (which are held in escrow) that are beneficially owned by the Company’s CEO and President, Mark Wentura (49,549,500 shares) and Wakefield Kennedy, LLC (14,800,500 shares).  The note carries interest at a rate of 17% per annum to be paid quarterly.  In addition, the Note Holder is to receive 750,000 shares of restricted common stock with Piggy Back Registration rights; and 1,000,000 12 month warrants exercisable at $0.10 per share with Piggy Back Registration rights.  The Note carries a prepayment penalty of 115% of the Principal due plus all accrued interest.

In August 2013, the Company relocated its office space to its current location and entered into a 25 month lease.  See Note 8 Commitments and Contingencies.